Exhibit 13.1

Certification by the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Summit Therapeutics plc (the “Company”) for the year ended January 31, 2016, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Glyn Edwards, as Chief Executive Officer of the Company, and Erik Ostrowski, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2016

By:	/s/ Glyn Edwards
Name: Glyn Edwards Title: Chief Executive Officer

By:	/s/ Erik Ostrowski
Name: Erik Ostrowski Title: Chief Financial Officer